UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9955 Mesa Rim Road, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BIOC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On November 17, 2022, we appointed Quyen Dao-Haddock to our Board of Directors (the “Board”), to serve as a Class III director with a term of office expiring at our 2025 Annual Meeting of Stockholders. Ms. Dao-Haddock was also appointed to serve as a member of the Audit Committee of the Board.

Pursuant to our non-employee director compensation policy (the “Compensation Policy”), (i) Ms. Dao-Haddock will receive an annual cash retainer of (a) $40,000 for service on the Board and (b) $15,000 for service on the Audit Committee, and (ii) Ms. Dao-Haddock was granted on the date of her appointment an option to purchase 10,000 shares of our common stock, which vests annually over a three-year period. The Compensation Policy also provides for automatic annual option grants to purchase 10,000 shares of our common stock, which vests one year following the date of grant. Each of the equity grants described above will vest in full in the event of a change in control (as defined in our equity incentive plan). The foregoing description of the Compensation Policy is qualified in its entirety by the full text of the Compensation Policy, a copy of which is filed as Exhibit 10.16 to our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission on April 5, 2022.

Ms. Dao-Haddock has also entered into our standard form of Indemnity Agreement with our directors and officers, a copy of which is filed as Exhibit 10.4 to our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission on April 5, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCEPT, INC.

Dated: November 18, 2022	By:	/s/ Samuel D. Riccitelli
	Name:	Samuel D. Riccitelli
	Title:	Interim President and Chief Executive Officer